UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2009

WILHELMINA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28536	74-2781950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1400, Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 661-7488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 13, 2009, the Registrant and Wilhelmina Acquisition Corp., a wholly owned subsidiary of the Registrant (“Wilhelmina Acquisition”), completed their acquisition of Wilhelmina International Ltd. (“Wilhelmina International”) and certain of Wilhelmina International’s affiliates (the “Wilhelmina Affiliates”, and together with Wilhelmina International, the “Wilhelmina Companies”).  Pursuant to the terms of the acquisition, (i) Wilhelmina Acquisition merged with and into Wilhelmina International in a stock-for-stock transaction, resulting in Wilhelmina International becoming a wholly owned subsidiary of the Registrant (effective February 17, 2009) and (ii) the Registrant purchased the outstanding equity interests of the Wilhelmina Affiliates for cash.

This Current Report on Form 8-K/A is being filed to include the financial statements and the pro forma financial information required by Item 9.01(a) and (b) of the Form 8-K previously filed by the Registrant with the Securities and Exchange Commission (the “SEC”) on February 18, 2009 disclosing the completion of its acquisition of the Wilhelmina Companies.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited combined financial statements of the Wilhelmina Companies as of and for the fiscal years ended December 31, 2007 and December 31, 2008 are incorporated by reference from the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on April 15, 2009.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Registrant and the Wilhelmina Companies as of and for the fiscal year ended December 31, 2008 are incorporated by reference from the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on April 15, 2009.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Weiser LLP (filed herewith).
99.1
Combined Financial Statements of Wilhelmina International, Ltd. and Wholly-Owned Subsidiaries as of December 31, 2007 and December 31, 2008 (incorporated by reference from Exhibit 99.1 to Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on April 15, 2009).

99.2
Unaudited Pro Forma Condensed Combined Financial Statements of Wilhelmina International, Inc. and the Wilhelmina Companies as of December 31, 2008 (incorporated by reference from Exhibit 99.2 to Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on April 15, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2009	WILHELMINA INTERNATIONAL, INC.

	By:	/s/ John Murray
Name: John Murray
Title: Chief Financial Officer